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                                                             Exhibit 99.B(b)(11)





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




         We consent to the reference to our firm in the Registration Statement (Form N-1A) and related Statement of Additional Information of Trainer, Wortham First Mutual Funds, and to the inclusion of our report dated July 17, 1998.

                                           /s/ Briggs, Bunting, & Dougherty LLP
                                           Briggs, Bunting, & Dougherty LLP


Philadelphia, Pennsylvania
October 27, 1998